As filed with the Securities and Exchange Commission on February 14, 1997


============================================================================

                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                        Filed by the Registrant [ ]
               Filed by a Party other than the Registrant [X]
                         Check the appropriate box:
                      [ ] Preliminary Proxy Statement
              [ ] Confidential, for Use of the Commission Only
                     (as permitted by Rule 14a-6(e)(2))
                       [ ] Definitive Proxy Statement
                    [ ] Definitive Additional Materials
   [X] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     SANTA FE PACIFIC GOLD CORPORATION

              (Name of Registrant as Specified In Its Charter)

                          HOMESTAKE MINING COMPANY

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and show how it was determined):
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filings:
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

          The following is the text of a News Release Correction which was issued by Homestake Mining Company on February 14, 1997.

Contact:

Michael A. Steeves
Director, Investor Relations
415-983-8169


                   CORRECTION TO HOMESTAKE MINING'S
               FEBRUARY 3 AND FEBRUARY 7 PRESS RELEASES

San Francisco, CA, February 14, 1997-- On February 3, 1997 Homestake Mining Company (NYSE:HM) issued a press release concerning increases in reserves and mineralized material in 1996 as reported by Prime Resources Group Inc. (TSE, VSE: PRU), a 50.6% subsidiary of Homestake Mining. The February 3, 1997 press release was filed with the Securities and Exchange Commission under cover of Form 8-K and
Schedule 14D-9, and under cover of Schedule 14A as soliciting material under Rule 14a-12, each dated February 3, 1997.

The last sentence of the first paragraph of the February 3, 1997 press release inappropriately aggregated ounces of gold and silver categorized as reserves and mineralized material. The Company hereby replaces that sentence to read in its entirety as follows:

"As of December 31, 1996 Prime had reserves of 2.2 million ounces of gold and 93.6 million ounces of silver (1.2 million ounces of gold equivalent)."

In addition, on February 7, 1997, Homestake Mining issued a press release concerning fourth quarter and year end financial results.
The February 7, 1997 press release was filed with the Securities and Exchange Commission under cover of Form 8-K and Schedule 14D-9, and under cover of Schedule 14A as soliciting material under Rule 14a-12, each dated February 7, 1997. The February 7, 1997 press release inappropriately included information relating to ounces of mineralized material. The references to ounces of mineralized material appeared in the last sentence of the paragraph immediately preceding the section entitled "Gold Operations" and in a chart setting forth the Company's mineralized material. The Company hereby replaces the paragraph and chart referenced above as follows:

          "Homestake's proven and probable gold reserves declined by 5% during 1996 to 20.4 million contained ounces. Reserve additions occurred at Kalgoorlie in Western Australia and at the Snip mine in Canada, where the Company's 50.6% owned subsidiary Prime Resources Group Inc. purchased an additional interest in this operation. Exploration success at the Eskay Creek mine also added to reserves. However, these additions were not sufficient to replace all of the ounces which were mined by the Company during the year. In addition to its proven and probable gold reserves, Homestake added significantly to the amount of gold contained in its mineralized material not yet classified as reserves.

                       Homestake Mining Company
                  Mineralized Material - Gold (a)(b)
                           December 31,1996


                           Tons      Grade Ounces
                           (000)        Per Ton
UNITED STATES
    Homestake              23,993        0.173
    Round Mountain         26,479        0.015
    Ruby Hill               9,200        0.067

CANADA
    Williams                4,313        0.121
    Eskay Creek               141        0.541
    George Lake (c)         2,572        0.322

AUSTRALIA
    Mt. Charlotte          14,235        0.074
    Super Pit and other    68,647        0.073

CHILE
    Agua de la Falda        3,054        0.158

(a)  Homestake's proportionate interest, excluding minority interests.

(b) Mineralized material is gold-bearing material that has been physically delineated by one or more of a number of methods including drilling, underground work, surface trenching and other types of sampling. This material has been found to contain a amount of mineralization of an average grade of metal or metals to have economic potential that warrants further exploration evaluation. While this material is not currently or may never be classified as reserves, it is reported as mineralized material only if the potential exists for reclassification into the reserves category. This material has established geologic continuity, but cannot be classified in the reserves category until final technical, economic and legal factors have been determined and the project containing the material has been approved for development.

(c) The Company has entered into an agreement to sell its interest in the George Lake joint venture in the first quarter of 1997."

Homestake Mining Company is an international gold mining company with substantial operations in the United States, Canada and Australia. Homestake also has active exploration programs in the Andes, Venezuela, French Guiana, Brazil and elsewhere in Latin America, and development and/or evaluation projects in Chile, Russia and Bulgaria.

Statements contained in this press release which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigaiton Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filing with the Securities and Exchange Commission.

      INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
         OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
         OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH
            HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION
                             SHAREHOLDERS


     The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive
1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for 0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.


                  Directors and Officers of Homestake

     Name and Business Address Present Position with Homestake or
               Other Principal Occupation or Employment

M. Norman Anderson
N Anderson & Associates 502-455 Granville Street
Vancouver, V6C1V2
Director, Homestake Mining Company; Former Chairman International
Corona Corporation; Mining Industry Consultant.

Jan P. Berger
Homestake Mining Company
650 California Street San Francisco, CA 94108-2788
Treasurer, Homestake Mining Company.

Michael L. Carroll
Homestake Mining Company 650 California Street
San Francisco, CA 94108-2788
Director of Taxes and Assistant Secretary,
Homestake Mining Company.

Robert H. Clark, Jr.
529 Fifth Avenue Suite 1600 New York, NY  10017
Director, Homestake Mining Company; President and Chief
Executive Officer, Case, Pomeroy & Company, Inc.

Harry M. Conger
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Director and Chairman of the Board,Homestake Mining Company.

G. Robert Durham
943 Seddon Cove Way
Tampa, FL 33602
Director, Homestake Mining Company; Former Chairman and
Chief Executive Officer of Walters Industries, Inc. and Former
Chairman and President of Phelps Dodge Corporation.

Gene G. Elam
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Finance and Chief Financial Officer,
Homestake Mining Company.

Douglas W. Fuerstenau
University of California, Berkeley 477 Evans Hall No. 1760
Berkeley, CA  94720
Director, Homestake Mining Company; Professor in the Graduate
School, Department of Materials Science and
Mineral Engineering, University of California, Berkeley.

Dennis B. Goldstein
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Corporate Counsel and Assistant Secretary,
Homestake Mining Company.

Lee A. Graber
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Corporate Development,
Homestake Mining Company.

Henry G. Grundstedt
P.O. Box 105 Umpqua, OR 97486-0105
Director, Homestake Mining Company; Former Senior Vice
President, Capital Guardian Trust.

Fred Hewett
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Controller, Homestake Mining Company.

William A. Humphrey
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, Vice Chairman of the Board, Former President and
Chief Operating Officer, Homestake Mining Company.

Robert K. Jaedicke
Graduate School of Business
Stanford University
Stanford, CA 94305-5015
Director, Homestake Mining Company; Professor (Emeritus) of
Accounting Graduate School of Business, Stanford University.

Wayne Kirk
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, General Counsel and Corporate Secretary,
Homestake Mining Company.

Gillyeard J. Leathley
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Operations, Homestake Mining Company.

William F. Lindqvist
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Exploration, Homestake Mining Company.

John Neerhout, Jr.
15 Peninsula Road
Belvedere, CA 94920
Director, Homestake Mining Company; Former Executive Vice
President and Director of Bechtel Group Inc.

Ronald D. Parker
1000-700 W. Pender Street
Vancouver, BC V6C 168  CANADA
Vice President, Canada, Homestake Mining Company.

David W. Peat
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President and Controller, Homestake Mining Company.

Stuart T. Peeler
Casa Codorniz
POB 35852
Tucson, AZ 85740
Director, Homestake Mining Company;
Petroleum Industry Consultant.

Carol A. Rae
13117 N. Creekview Road
Rapid City, SD 57702
Director, Homestake Mining Company;
Former President and Chief Executive Officer, Magnum Diamond
Corporation.

Berne A. Schepman
The Adair Company
1670 South Amphlett Blvd.
Suite 214   San Mateo, CA  94402
Director, Homestake Mining Company; President,The Adair
Company and Russian Technology Group.

Richard A. Tastula
9th Floor
2 Mill Street
Perth, WA 6000
Vice President, Australia, Homestake Mining Company.

Jack E. Thompson
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, President and Chief Executive Officer,
Homestake Mining Company.

Thomas H. Wong
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Treasurer and Assistant Secretary,
Homestake Mining Company.

     On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly-owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days: Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and Mr. Graber - 1,000 shares.

     At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become Homestake's Chairman of the Board and Chief Executive Officer.

     A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and (iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

     The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

     Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.

        Other Representatives of Homestake Who May Communicate with Homestake and Santa Fe Shareholders

                                           Present Principal
                                        Occupation or Employment


Robert A. Pilkington....................... Managing Director
Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY 10022

James C. Katzman............................ Vice President
Dillon, Read & Co. Inc.
535 Madisoin Avenue
New York, NY 10022

     Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters. Pursuant to an engagement letter dated as of November 21, 1996, between Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of 0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws. In the past, Dillon Read has provided investment banking services to Homestake and has received customary compensation for such services. In the ordinary course of business, Dillon Read trades the securities of Homestake and Santa Fe for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

     This information is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This information is not being furnished by Santa Fe or its Board of Directors.

          The following is the text of a News Release Correction which was issued by Homestake Mining Company on February 18, 1997.

Contact:

Michael A. Steeves
Director, Investor Relations
415-983-8169



                   CORRECTION TO HOMESTAKE MINING'S
                    FEBRUARY 14, 1997 PRESS RELEASE

San Francisco, CA, February 18, 1997 -- On February 14, 1997 Homestake Mining Company (NYSE:HM) issued a press release correcting certain information contained in several prior press releases. The February 14, 1997 press release was filed with the Securities and Exchange Commission under cover of Form 8-K and Schedule 14D-9, and under cover of Schedule 14A as soliciting material under Rule 14a-12, each dated February 18, 1997.

The sentence in quotation marks in the second paragraph of the February 14, 1997 press release inadvertently contained the figures for year end 1995 reserves of Prime Resource Group, Inc (TSE,VSE:PRU), a 50.6% subsidiary of Homestake Mining. The press release should have cited the December 31, 1996 reserves and that sentence should read in its entirety as follows:

         "As of December 31, 1996, Prime had reserves of 2.7 million ounces of gold and 110.8 million ounces of silver, or 4.1 million ounces of gold equivalent."

Homestake Mining Company is an international gold mining company with substantial operations in the United States, Canada and Australia. Homestake also has active exploration programs in the Andes, Venezuela, French Guiana, Brazil and elsewhere in Latin America, and development and/or evaluation projects in Chile, Russia and Bulgaria.

Statements contained in this press release which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filing with the Securities and Exchange Commission.

      INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
         OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
         OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH
            HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION
                             SHAREHOLDERS


     The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive
1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for 0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.


                  Directors and Officers of Homestake

     Name and Business Address Present Position with Homestake or
               Other Principal Occupation or Employment

M. Norman Anderson
N Anderson & Associates 502-455 Granville Street
Vancouver, V6C1V2
Director, Homestake Mining Company; Former Chairman International
Corona Corporation; Mining Industry Consultant.

Jan P. Berger
Homestake Mining Company
650 California Street San Francisco, CA 94108-2788
Treasurer, Homestake Mining Company.

Michael L. Carroll
Homestake Mining Company 650 California Street
San Francisco, CA 94108-2788
Director of Taxes and Assistant Secretary,
Homestake Mining Company.

Robert H. Clark, Jr.
529 Fifth Avenue Suite 1600 New York, NY  10017
Director, Homestake Mining Company; President and Chief
Executive Officer, Case, Pomeroy & Company, Inc.

Harry M. Conger
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Director and Chairman of the Board,Homestake Mining Company.

G. Robert Durham
943 Seddon Cove Way
Tampa, FL 33602
Director, Homestake Mining Company; Former Chairman and
Chief Executive Officer of Walters Industries, Inc. and Former
Chairman and President of Phelps Dodge Corporation.

Gene G. Elam
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Finance and Chief Financial Officer,
Homestake Mining Company.

Douglas W. Fuerstenau
University of California, Berkeley 477 Evans Hall No. 1760
Berkeley, CA  94720
Director, Homestake Mining Company; Professor in the Graduate
School, Department of Materials Science and
Mineral Engineering, University of California, Berkeley.

Dennis B. Goldstein
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Corporate Counsel and Assistant Secretary,
Homestake Mining Company.

Lee A. Graber
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Corporate Development,
Homestake Mining Company.

Henry G. Grundstedt
P.O. Box 105 Umpqua, OR 97486-0105
Director, Homestake Mining Company; Former Senior Vice
President, Capital Guardian Trust.

Fred Hewett
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Controller, Homestake Mining Company.

William A. Humphrey
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, Vice Chairman of the Board, Former President and
Chief Operating Officer, Homestake Mining Company.

Robert K. Jaedicke
Graduate School of Business
Stanford University
Stanford, CA 94305-5015
Director, Homestake Mining Company; Professor (Emeritus) of
Accounting Graduate School of Business, Stanford University.

Wayne Kirk
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, General Counsel and Corporate Secretary,
Homestake Mining Company.

Gillyeard J. Leathley
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Operations, Homestake Mining Company.

William F. Lindqvist
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Exploration, Homestake Mining Company.

John Neerhout, Jr.
15 Peninsula Road
Belvedere, CA 94920
Director, Homestake Mining Company; Former Executive Vice
President and Director of Bechtel Group Inc.

Ronald D. Parker
1000-700 W. Pender Street
Vancouver, BC V6C 168  CANADA
Vice President, Canada, Homestake Mining Company.

David W. Peat
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President and Controller, Homestake Mining Company.

Stuart T. Peeler
Casa Codorniz
POB 35852
Tucson, AZ 85740
Director, Homestake Mining Company;
Petroleum Industry Consultant.

Carol A. Rae
13117 N. Creekview Road
Rapid City, SD 57702
Director, Homestake Mining Company;
Former President and Chief Executive Officer, Magnum Diamond
Corporation.

Berne A. Schepman
The Adair Company
1670 South Amphlett Blvd.
Suite 214   San Mateo, CA  94402
Director, Homestake Mining Company; President,The Adair
Company and Russian Technology Group.

Richard A. Tastula
9th Floor
2 Mill Street
Perth, WA 6000
Vice President, Australia, Homestake Mining Company.

Jack E. Thompson
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, President and Chief Executive Officer,
Homestake Mining Company.

Thomas H. Wong
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Treasurer and Assistant Secretary,
Homestake Mining Company.

     On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly-owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days: Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and Mr. Graber - 1,000 shares.

     At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become Homestake's Chairman of the Board and Chief Executive Officer.

     A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and (iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

     The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

     Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.

        Other Representatives of Homestake Who May Communicate with Homestake and Santa Fe Shareholders

                                           Present Principal
                                        Occupation or Employment


Robert A. Pilkington....................... Managing Director
Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY 10022

James C. Katzman............................ Vice President
Dillon, Read & Co. Inc.
535 Madisoin Avenue
New York, NY 10022

     Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters. Pursuant to an engagement letter dated as of November 21, 1996, between Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of 0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws. In the past, Dillon Read has provided investment banking services to Homestake and has received customary compensation for such services. In the ordinary course of business, Dillon Read trades the securities of Homestake and Santa Fe for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

     This information is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This information is not being furnished by Santa Fe or its Board of Directors.